Bedinger & Company
1200 Concord Avenue, Suite 250
Concord, California 94520

August 3, 2005

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to use in this Form SB-2 of our report dated February 2, 2005, relating to the financial statements of Padova (dba Execute Sports) for the years ended December 31, 2004 (Restated).

Bedinger & Company
Certified Public Accountants